UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: May 13, 2016
(Date of earliest event reported)

A.M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant’s telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Transaction Support Agreements

On May 13, 2016, A.M. Castle & Co. (the “Company”) entered into amendments (the “TSA Amendments”) to the previously disclosed Amended and Restated Transaction Support Agreements (the “Support Agreements”) with certain holders (the “Supporting Holders”) of the Company’s 7.00% Convertible Senior Notes due 2017 (the “Existing Convertible Notes”), which provide for the terms of certain refinancing actions of the Company, including the issuance of new 5.25% Senior Secured Convertible Notes due 2019 (the “New Convertible Notes”) in exchange for Existing Convertible Notes (the “Convertible Note Exchanges”). In order to accelerate the consummation of the Convertible Note Exchanges, the TSA Amendments eliminate the requirement that the Company’s resale registration statement on Form S-3 be declared effective by the Securities and Exchange Commission prior to closing. In addition, the TSA Amendments permit the Supporting Holders to elect to exchange some or all of the Existing Convertible Notes directly into shares of the Company’s common stock (the “Company Common Stock”) on the same economic terms as would be applicable had they exchanged their Existing Convertible Notes for New Convertible Notes and then converted those New Convertible Notes into Company Common Stock. The TSA Amendments did not amend any of the economic terms of the Convertible Note Exchanges.

Exchange Agreements

In connection with the TSA Amendments, the Company distributed separate exchange agreements (the “Exchange Agreements”) to Supporting Holders providing for the exchange of Existing Convertible Notes into New Convertible Notes and/or Company Common Stock, at the Supporting Holders’ election (the “Exchange Agreements”). The Company has requested such Supporting Holders return the Exchange Agreements, indicating their election to receive New Convertible Notes and/or Company Common Stock, as soon as practicable. The Company expects to settle the issuance of the Company Common Stock as early as May 16, 2016 and the issuance of the New Convertible Notes as promptly as practicable thereafter.

The foregoing description of the terms of the TSA Amendments and the Exchange Agreements is not complete and is qualified in its entirety by reference to the text of the Form of First Amendment to Amended and Restated Transaction Support Agreement and Forms of Exchange Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of First Amendment to Amended and Restated Transaction Support Agreement

10.2	Form of Note Exchange Agreement

10.3	Form of Common Stock Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

May 13, 2016	By:	/s/ Marec E. Edgar
Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of First Amendment to Amended and Restated Transaction Support Agreement

10.2	Form of Note Exchange Agreement

10.3	Form of Common Stock Exchange Agreement